EXHIBIT 10.1

Haifa, Israel
June 17, 2003


                         CONSENT OF INDEPENDENT AUDITOR

         We hereby consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354) of our report dated March 10, 2003, on our audits of the consolidated financial statements and financial statement schedule of Elbit Systems Ltd. and subsidiaries as of December 31, 2002 which are included in the Elbit Systems Ltd. Annual Report on Form 20-F for the year ended December 31, 2002.

                                                     /s/ Luboshitz Kasierer
                                                     ----------------------
                                                     Luboshitz Kasierer
                                                 An affiliate member of Ernst &
                                                      Young International